Organization and Principal Activities	12 Months Ended
Dec. 31, 2011
Organization and Principal Activities

1. Organization and Principal Activities

Focus Media Holding Limited (“Focus Media Holding” or the “Company”) and all of its subsidiaries and consolidated variable interest entities (“VIEs”) are collectively referred to as the “Group”. The Group is mainly engaged in selling out-of-home advertising time slots on its network of flat-panel digital advertising (“LCD”) displays located in high traffic areas and in-store network. The Group is also engaged in providing advertising services on poster frames, on screens in movie theatres and on traditional outdoor billboards.

In January 2010, certain employees and management of Allyes Information Technology Company Limited, and its consolidated subsidiaries and affiliates (collectively, “Allyes”) and certain members of the Company’s management and directors entered into a definitive agreement with the Company and Allyes to buy-out an aggregate 38% interest in Allyes from the Company for a cash consideration of $13.3 million, which was determined based on the estimated fair value of $35 million as of January 1, 2010 and was derived from an income approach methodology. On July 30, 2010, the Company further sold its remaining 62% ownership to Silver Lake, a third party investor, at a cash consideration of $124 million. Therefore, the results of Allyes and its consolidated subsidiaries and affiliates have been classified as discontinued operations for all the periods presented.